                                                                      Exhibit 10
                            MATERIAL CONTRACTS

The following  material  contracts of Navistar Financial 2004-B Owner Trust are incorporated herein by reference:

10.01 Purchase  Agreement  dated  as of  November  17,  2004,  between  the
      Corporation and Navistar  Financial Retail  Receivables  Corporation,
      as Purchaser,  with respect to Navistar Financial 2004-B Owner Trust, as  Issuer.  Filed  as  Exhibit  99.1 to  Navistar  Financial  Retail
      Receivables  Corporation Owner Trust 2004-B's Form 8-K dated November
      17, 2004.  Commission File No. 333-67112-06.

10.02 Pooling   Agreement  dated  as  of  November  17,  2004,   among  the
      Corporation,  as Servicer,  and Navistar Financial Retail Receivables
      Corporation,  as Seller,  and Navistar  Financial 2004-B Owner Trust,
      as  Issuer.  Filed  as  Exhibit  4.1  to  Navistar  Financial  Retail
      Receivables  Corporation Owner Trust 2004-B's Form 8-K dated November
      17, 2004.  Commission File No. 333-67112-06.

10.03 Servicing  Agreement  dated  as  of  November  17,  2004,  among  the
      Corporation,  as Servicer,  and Navistar Financial Retail Receivables
      Corporation,  as Seller,  and Navistar  Financial 2004-B Owner Trust,
      as  Issuer.  Filed  as  Exhibit  99.3 to  Navistar  Financial  Retail
      Receivables  Corporation Owner Trust 2004-B's Form 8-K dated November
      17, 2004.  Commission File No. 333-67112-06.

10.04 Trust  Agreement  dated as of November  17,  2004,  between  Navistar
      Financial  Retail  Receivables  Corporation,  as  Seller,  and  Chase
      Manhattan Bank USA,  National  Association,  as Owner  Trustee,  with respect to Navistar  Financial  2004-B Owner Trust.  Filed as Exhibit
      4.3 to Navistar Financial Retail Receivables  Corporation Owner Trust
      2004-B's  Form 8-K  dated  November  17,  2004.  Commission  File No.
      333-67112-06.

10.05 Indenture dated as of November 17, 2004,  between Navistar  Financial
      2004-B Owner Trust and The Bank of New York,  as  Indenture  Trustee,
      with  respect to Navistar  Financial  2004-B  Owner  Trust.  Filed as
      Exhibit  4.2 to Navistar  Financial  Retail  Receivables  Corporation
      Owner Trust  2004-B's  Form 8-K dated  November 17, 2004.  Commission
      File No. 333-67112-06.